UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 3, 2012

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 3, 2012, Dominion Resources, Inc. issued a press release announcing the date of its first quarter earnings call. The press release also includes an affirmation of 2012 annual operating earnings guidance, and information regarding estimated weather impact and results of operations for the first quarter. The press release is furnished with this Form 8-K as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99 Dominion Resources, Inc. press release dated April 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/Mark F. McGettrick
Mark F. McGettrick Executive Vice President and Chief Financial Officer

Date:  April 3, 2012